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                                                                    EXHIBIT 10.5


     THIS INDENTURE of Lease made on the 1 day of October, 1995 between Alden
T. Greenwood, owner of the No. 1 Mill under Deed dated December 16, 1981, recorded Hillsborough County Registry of Deeds, Volume 2893, Page 420 (herein called the Lessor, which expression is hereafter defined) and SEA CHANGE TECHNOLOGY INC., whose mailing address is Damon Mill Square, Concord, MA 01742 (hereafter called the Lessee, which expression is hereinafter defined ).

                                   WITNESSETH

That the Lessor does hereby demise and lease unto the Lessee the following premises, hereinafter sometimes referred to as the demised premises, excepting and reserving to the Lessor hallways, stairways, shafts, elevators and the space for pipes, wires, conduits, ducts, meters, etc., and their appurtenant fixtures serving premises not hereby leased namely:

A portion of the Mill Building on 47 Main Street, Town of Greenville, New Hampshire, on a lot, as shown on the town of Greenville tax map No. 005 lot 034-A approved by the Greenville Planning Board on September 28th, 1995.

Premises: 4306 square feet on the middle floor of the Mill on the same level as the upper parking lot, areas as shown on exhibit "A" (attached) are excluded. The Lessee shall have the right to use in common with others entitled thereto the stairwells, entrances and loading docks. Parking areas are shown on exhibit "B" (Parking and snow removal) attached. The Lessee shall at the Lessee's expense provide all necessary emergency lights and signs, wheel chair doors, ramps, and bathroom facilities if necessary.

     TO HAVE AND TO HOLD the demised premises unto the Lessee during the full term of one (1) year beginning with the date of occupancy unless sooner terminated as hereinafter provided, with an option to extend this lease for a maximum of (3) years under the following terms.

     YIELDING AND PAYING as rent therefor the sum of SEVENTEEN THOUSAND TWO HUNDRED TWENTY FOUR DOLLARS ($17,224.00) yearly by monthly payments of ONE THOUSAND FOUR HUNDRED THIRTY FIVE DOLLARS ($1,435.00) at the principal place of business of the Lessor, or at such other place as the Lessor may from time to time designate in writing, the rent aforesaid on the first day of each month in advance in every year during this Lease, and at the rate for any part of a month unexpired at the legal termination of this Lease, the first payment to be made on the first day of occupancy together with a security deposit equal to the aforesaid monthly rent. The security deposit to be held in escrow until the legal termination of this lease. Lessor will submit to the Lessee, copies of property tax, water, sewer, insurance and electric utility bill increases, adjustments to the electric utility bill will be based on the Lessors past 12 month average cost. The Lessee will pay on demand to the Lessor the aforesaid increases.
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                                      -2-


     I. The Lessee covenants and agrees with the Lessor that, during this Lease and for such further time as the Lessee shall hold the demised premises or any part thereof, the Lessee (a) will pay unto the Lessor the said rent at the times and in the manner aforesaid; and (b) will pay when due all charges for the use of telephone, electric and other services rendered to the demised premises; and
(c) will use and occupy the demised premises solely for the design, manufacture and assembly of electronic devices and related business.

     II. The Lessee further covenants and agrees with the Lessor that, during this Lease and for such further time the Lessee shall hold the demised premises or any part thereof, the Lessee (a) will keep the demised premises and all pipes, wires, glass, plumbing and other equipment and fixtures therein or used therewith repaired, whole and of the same kind, quality and description and in such good repair, order and condition as the same are at the beginning of, or may be put in during the term, reasonable wear and tear and damage by fire or unavoidable casualty only excepted, the Lessee acknowledging that the aforesaid are now in good repair, order and condition; and (b) will from time to time promptly and at the expense of the Lessee make such repairs, replacements, improvements, alterations and additions in and to the demised premise and do all such other things therein which may become necessary or which may be required of the Lessee or the Lessor by any regulation or order of the New England Fire Insurance Rating Association, or any similar body succeeding to its power, or any law, ordinance, order or regulation of any public authority applicable to the demised premises or to the use, occupation or maintenance of the same so that the demised premises shall conform thereto and be used, occupied and maintained in the conformity therewith and if the Lessee shall fail so to do the Lessor may take such action as may be required and the Lessee shall reimburse the Lessor upon demand for the cost thereof; and (c) will not hold or permit any auction sale on the demised premises or cause or permit the emission of any noise or odor from the demised premises or any sound caused by the operation of any voice amplification or other instruments, apparatus or equipment therein; and (d) will, at the Lessee's expense keep the drains and plumbing fixtures clear and open; and (e) will not make any alterations or additions to the demised premises without first obtaining on each occasion the written consent of the Lessor; and (f) will not suffer or permit the demised premises or any fixtures therein or used therewith, to be overloaded, damaged, or defaced, nor permit any hold to be drilled or made in any part of the demised premises, nor permit any sign, placard, awning, aerial, flagpole or the like to be placed, painted, or in any manner displayed on or affixed to or upon the demised premises or said building except such and in such place and manner as shall have been first approved in writing by the Lessor; and (g) will conform to all rules and regulations now or hereafter made by the Lessor for the care or use of said building and its approaches; and (h) will, at the expiration or earlier termination of said term, remove all goods and effects not the property of the Lessor (including all signs and lettering affixed or placed by the Lessee) and peaceably yield up to the Lessor the demised premises and all erections and additions, made to or upon the same, clean and in good repair, order and condition in all respects, damage by fire or unavoidable casualty and reasonable wear and tear excepted, but not including in such exceptions deterioration due to failure of the Lessee to make
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                                      -3-

repairs from time to time necessary or proper to keep the premises in good condition and free from deterioration, or, if the Lessor shall in writing so request, will restore the demised premises to the condition thereof prior to the making of any alteration, addition or erection, whether made under this or any prior Lease or agreement; and will pay all Lessor's expenses including attorney's fees incurred in enforcing any obligation of the Lessee or remedies of the Lessor under this lease or any extension thereof or in recovering possession of the demised premises upon the termination thereof.

     III. The Lessee further covenants and agrees with the Lessor that, during this Lease and for any such further time as the Lessee shall hold the demised premises or any part thereof, the Lessee (a) will not assign this Lease nor underlet the whole or any part of the demised premises without first obtaining on each occasion the written consent of the Lessor; and (b) will not make, allow or suffer any unlawful, improper, noisy or offensive use thereof or any occupation thereof contrary to law or to any municipal by-law or ordinance for the time being in force, or that shall be injurious to any person or property, or liable to endanger or affect any insurance on said building or its contents or to increase the premiums therefor, and will on demand reimburse the Lessor and other tenants, if any, of the Lessor in said building for all extra premiums caused by the Lessee's use of the demised premises; and (c) will permit the Lessor to remove placards, signs or awnings not approved and affixed as herein provided, and, at seasonable times, to enter to view the demised premises, and to make repairs, improvements, alterations or additions thereto or thereon, if the Lessor shall elect to do so (but without obligation upon the Lessor so to do) or to show the demised premises to persons wishing to lease or buy; and (d) at any time within three months next preceding the expiration of the term, will permit notices for letting of selling to be affixed to any part of the demised premises and remain thereon without hindrance or molestation; and (e) will not carelessly use or neglect the elevators or obstruct with furniture, merchandise, rubbish or otherwise the skylights or windows in, or fire escapes on, the demised premises.

     IV. The Lessee further agrees that the Lessor may at the Lessor's option, remove and store in any public warehouse or elsewhere at the Lessee's risk and expense and in the name of the Lessee any or all property not removed from the demised premises at the expiration of five days after the termination of this Lease; and the Lessee further agrees that if at the expiration of said five days the Lessee shall be in default under the provisions hereof, the Lessor may immediately or at any time thereafter, and without notice, sell at public or private sale any or all of such property not so removed and apply the net proceeds of such sale to the payment of any sum or sums due hereunder and the Lessor shall not be liable to the Lessee or to any other person in any manner whatsoever by reason of such removal or sale or anything done in connection therewith except to apply the net proceeds of any such sale as aforesaid.

     V. The Lessee further covenants and agrees with the Lessor that (a) all property of any kind that may be on said premises shall be at the sole risk of the Lessee; and (b) the Lessor shall not be liable to the Lessee or to any other person for any injury, loss or damage to any person or property on or about the demised premises or the
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                                      -4-

building of which the demised premises are a part or the approaches or the sidewalks appurtenant or adjacent thereto or any elevators or other appurtenances used in connection therewith from and against any and all loss, damage or liability arising from any omission, neglect or default of the Lessee; and (c) the Lessee will save the Lessor as owner of the demised premises or as owner, agent or otherwise of any other premises, harmless and indemnified from and against all loss or damage occasioned by the use or misuse or abuse of water or of plumbing, heating, elevators or other apparatus, electric, gas or other fixtures, trap doors, bulkheads, coal holes or covers or by bursting or leaking of any pipes or occasioned by any nuisance made or suffered on the demised premises or the approaches or sidewalks appurtenant or adjacent thereto, or any elevators or other appurtenances used in connection therewith however caused, and from and against any and all loss, damage or liability arising from any omission, neglect or default of the Lessee; and (e) the Lessee will pay the Lessor, upon demand, for any damage to the elevators, however caused, incurred as a result of the use thereof by or for the Lessee; and (f) no waiver, expressed or implied, by the Lessor of any breach of any covenant, agreement or duty on the part of the Lessee shall ever be held or construed as a waiver of any other breach or the same or any other covenant, agreement or duty; and (g) any notice from the Lessor to the Lessee, relating to the demised premises or the occupancy thereof, shall be deemed duly served if left at or mailed to the demised premises addressed to the Lessee.

     VI. PROVIDED ALWAYS, that in case the demised premises, or any part thereof, or the whole or any part of the building or buildings of which they are a part, shall be taken for any street or other public use or by other exercise of the power of eminent domain, or shall be destroyed or damaged by fire or unavoidable casualty, or by the action of the city or other authorities, or shall receive any direct or consequential damage for which the Lessor and/or the Lessee shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority, or if the Lessor shall be obligated by law or order of any public authority to make any change, alteration or addition to any part of said building on their appurtenances requiring an expenditure deemed by the Lessor to be imprudent, after the execution hereof and before the expiration of said term, then this lease and the said term shall terminate at the election of the Lessor, and such election may be made in case of any such taking, notwithstanding the entire interest of the Lessor may have been divested by such taking; and if the Lessor shall not so elect, then in case of any such taking or destruction of or damage to the demised premises, rendering the same or any part thereof unfit for use and occupation, a just portion of the rent herein before reserved, according to the nature and extent of the injury sustained by the demised premises, shall be suspended or abated until the demised premises, or, in case of such a taking, what may remain thereof shall have been put in proper condition for the use and occupation; and the Lessee hereby assigns to the Lessor any and all claims and demands for damages on account of any such taking and/or for any compensation for anything lawfully done in pursuance of any public authority, and covenants with the Lessor that the Lessee will from time to time execute and deliver to the Lessor such further instruments of assignment of any such claims and demands as the Lessor shall request.
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                                      -5-


     VII. PROVIDED ALSO, and this Lease is upon the condition, that if the Lessee shall neglect or fail to perform or observe any of the Lessee's covenants contained herein or any obligation under any prior Lease or agreement relating to the demised premises, of if the estate hereby or thereby created shall be taken on execution, or by other process of law, or if a petition shall be filed by or against the Lessee under Federal Bankruptcy Act to acts amendatory thereof or supplemental thereto, or if any assignment shall be made of the Lessee's property for the benefit of creditors, or if a receiver, guardian, conservator or other similar officer shall be appointed to take charge of all or any part of the Lessee's property by a court of competent jurisdiction, then, and in any of the said cases (notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance), the Lessor lawfully may, immediately, or at any time thereafter, and without demand or notice, enter into and upon the demised premises or any part thereof in the name of the whole, and repossess the same as of the Lessor's former estate and expel the Lessee and those claiming through or under the Lessee and remove their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon entry as aforesaid this lease shall determine; and the Lessee covenants that in case of such termination, or in case of termination under the provisions of statute by reason of default on the part of the Lessee, the Lessee will indemnify the Lessor against all loss of rent and other payments which the Lessor may incur by reason of such termination [during the residue of said term; or at the election of the Lessor the Lessee will upon such termination] pay to the Lessor as damages such a sum as at the time of such termination represents the excess of the rent and taxes, if any, to be paid hereunder by the Lessee above the rental value of the premises for the remainder of said term.

     VIII. It is understood and expressly agreed, and it is a condition upon which this instrument is given and accepted, (a) that if the Lessor acts as a trustee or in any other representative or fiduciary capacity in making this Lease, only the estate for which the Lessor acts shall be bound hereby and neither the Lessor nor any shareholder or beneficiary of any trust shall be personally liable under any of the covenants or agreements of the Lessor expressed herein or implied hereunder or otherwise because of anything arising from or connected with the use and occupation of the demised premises; (b) that the named Lessor and the estate for which the named Lessor acts shall not be liable for breach of any covenant herein, express or implied, occurring after the named Lessor or said estate ceases to be the owner of the demised premises;
(c) that this Lease is subject to existing easements, agreements and encumbrances of record, if any, relating to the demised premises and the Lessor shall be under no liability whatsoever to the Lessee for damages resulting from any action taken by the holder of any such easement, agreement or encumbrance pursuant thereto; (d) if the Lessee shall enter into occupancy of the demised premises after the execution hereof and prior to the beginning of said term, such occupancy shall be subject to all the conditions and obligations contained herein except the obligation to pay rent; and (e) if any provision of this lease or portion of such provision or the application thereof to any person or circumstance is hold and
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                                      -6-


invalid the remainder of the lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall be affected thereby.

     IX. Reference in this lease to the Lessor or to the Lessee and all expressions referring thereto mean the persons, natural or corporate, named above as Lessor or as Lessee, as the case may be, and the heirs, executors, administrator, successors and assigns of such person or persons, and those claiming through or under them, or any of them, unless repugnant to the context. If the Lessee be several persons, natural or corporate, or a firm, the Lessee's covenants are joint and several, as individuals and/or as a firm.

     WITNESS the execution hereof under seal by the parties hereto, the day and year first above written.



                                        Landlord  ALDEN ENGINEERING CO.

                                                  By /s/ Alden T. Greenwood
                                                     ----------------------
                                                   Alden T. Greenwood, owner


                                        Tenant    SEACHANGE TECHNOLOGY, INC

                                                  By /s/ Bill Styslinger
                                                     -------------------
                                                   Bill Styslinger, President
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                                     OPTION

The top floor of the Otis Mill together with the area of the stairway, elevator and entrance will be available to Sea Change Technology to lease for a period of 1 year beginning on September 1, 1995. At the rate of $4.00/Sq. Ft. the first year, $4.00/Sq. Ft. the second year and $4.00/Sq. Ft. the third year. All terms and conditions set forth in this Lease Agreement apply. This Option will be available to Sea Change Technology from September 1, 1995 to March 1, 1995 and then will expire.

The lessor agrees that in the event of a sale of the Otis Mill, the terms of the sale will include protection of the lessee to continue to occupy the leased space for the term of the lease. The term of this lease is 3 years.

                                                 /s/ Alden T. Greenwood
                                                 ----------------------
                                                 Oct. 1, 1995